Exhibit 99.2
LSB Industries, Inc. Investor Presentation July 2013
1 Safe Harbor Statement This presentation and the comments being made today contain certain forward-looking statements. All statements other than statements of historical fact are forward-looking statements within the meaning of the Federal securities law. Statements that include the words such as "strategy," "expects," "continues," "plans," "anticipates," "believes," "estimates," "intends," "projects," "goals," "targets" and other similar statements of a forward-looking nature, identify forward-looking statements, including, but not limited to all references to McGraw-Hill forecasts. The forward-looking statements include, but are not limited to, the following statements: market share; modest growth of the U.S. economy; the outlook for the commercial/institutional sector and single-family sector of the construction market and for industrial markets that use our chemical products; sales growth of the Climate Control Business and the resulting upside potential; customer demand for our products; shipment of backlog; cost of new nitric acid plants and when such plants will be constructed and become operational; expected production volumes at our Chemical Business facilities; committed and planned capital spending and funding of the same; ability to pass to our customers the majority of any cost increases in the form of higher prices; sufficient sources for materials and components including anhydrous ammonia; our geothermal heat pumps ("GHPs") use a form of renewable energy and, under certain conditions, can reduce energy costs and provide homeowners and businesses who install GHP's with tax credits and related benefits; our GHPs and other energy efficient products, including those still in development, allow us to benefit from strong expected growth trends in the green building market; our cash needs and funding of the same through working capital, internally generated cash flows, third-party financing and insurance proceeds; compliance by El Dorado Chemical Company's ("EDC") facility located in El Dorado, Arkansas (the "El Dorado Facility") of the terms of its permits, including future limits; in conjunction with our long-term compliance plan, EDC's ability to participate in a wastewater pipeline project for disposal of wastewater that the city of El Dorado, Arkansas will construct and own which should also resolve EDC's dissolved mineral issue once it is operational; our ability to negotiate a settlement with the United States Environmental Protection Agency for alleged violations involving the Clean Air Act at our chemical facilities; reduction in operating income within our chemical facilities due to damaged facilities; capital costs and other expenses relating to environmental and health laws including for regulatory and compliance issues and enforcement and remediation liabilities; costs and timing of a planned major maintenance activity during 2013 for our chemical facilities; internally generated cash flows and liquidity could be affected by declines in sales volume, changes in the production efficiency of our facilities, and timing of insurance proceeds; accounting estimates and assumptions utilized as of December 31, 2012 and March 31, 2013 could change in the near term; our insurance bonds expire or fail to be renewed in 2013; the amount of advanced manufacturing energy credits to be utilized to partially offset our federal tax liability; depreciation, depletion and amortization expected to increase in 2013; we currently intend to fund any stock repurchase from our available working capital; expenditures relating to our process safety management, reliability and mechanical integrity programs and expansion of such programs enhancing overall reliability and allowing us to more quickly identify potential problems before they occur and minimize the risk of unplanned downtime; LEAN initiatives will drive and enhance profitability; the cost disadvantage of producing products from purchased ammonia, compared to products directly produced from natural gas, will continue to be significant for the medium and long-term; recovery under our property and business interruption insurance due to damages at various of our chemical facilities; construction of a new ammonia plant at the El Dorado Facility will reduce our production costs, enhance reliability, provide us with additional capacity, and position us to continue to realize strong cash flow; ability to meet all financial covenant requirements under our wholly-owned subsidiary's, ThermaClime, L.L.C. (which owns a substantial portion of the companies comprising the Climate Control Business and Chemical Business), and certain of its wholly-owned subsidiaries' secured revolving credit facility dated as of November 5, 2007, as amended from time to time, of which the issuer is a guarantor; diversity of end markets and targeted mix of sales volumes for our products will continue to lessen the cyclicality of our financial performance; our ability to maintain existing market positions in our core products and to expand our market share in other product categories; our highly flexible production techniques position us well for an eventual recovery in our markets; difficulty of replicating our distribution network; our strategic initiatives will drive increased sales growth and profitability; our ability to further develop relationships with large industrial customers in our Chemical Business; continue to develop products and renovation and retrofit applications; ammonia converter sustaining higher production rates; cumulative negative effect to our second quarter 2013 operating income; anticipated second quarter 2013 operating income and diluted earnings per share; renewal of our union agreements; and all forward-looking statements described in "Special Note Regarding Forward-Looking Statements" contained in our Annual Report on Form 10-K for the year ended December 31, 2012, and in "Special Note Regarding Forward-Looking Statements" contained in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2013. You should not rely on forward-looking statements because actual events or results may differ materially from those indicated by these forward-looking statements as a result of a number of important factors. We incorporate the risks and uncertainties "Risk Factors " contained in our Annual Report on Form 10-K for the year ended December 31, 2012. We undertake no duty to update the information contained in this presentation.
2 Company Overview
Business Overview 3 2012 Net Sales by Segment 2012 EBITDA by Business Segment Diversified industrial manufacturer of chemical and HVAC products sold into a wide range of end markets Founded in 1968 and headquartered in Oklahoma City, OK; publicly traded (NYSE: LXU) Chemical business operates 4 production facilities El Dorado Chemical Company ("EDC") (Arkansas) Cherokee Nitrogen Company (Alabama) Pryor Chemical Company (Oklahoma) EDN LP ("Baytown") (Texas) Climate Control business operates 7 facilities located in Oklahoma City (over 1 million square feet) Financial Snapshot: LTM 3/31/13 Net Sales of $719.5 million LTM 3/31/13 Consolidated Adjusted EBITDA of $201.9 million LSB operates a well-diversified business with differentiated market positions across two distinct business segments Note: Excludes unallocated corporate expenses
(CHART) Diversified Sources of Revenue 4 13% Mining 21% Industrial Acids & Ammonia 29% Agriculture 29% Commercial & Institutional Buildings 6% Single-family Residential Engineered Products & Other 2% ($15 mil) Climate Control 35% ($266 mil) 2012 Full Year Sales Mix (As Reported)
Key Credit Considerations 5 Experienced and Invested Management Team Diversified Sources of Revenue Strategically Located Chemical Facilities, Long- Standing Customers, Unique Business Model Advantaged and Improving Raw Material Cost Position Attractive Industry Fundamentals Strong Free Cash Flow and Conservative Debt Profile Demonstrated Market Leadership in Core Climate Control Products
Strategically Located Chemical Facilities, Long-Standing Customers, Unique Business Model 6 Product offering applicable across a broad range of end markets Nitric acid for industrial uses UAN, AN and NH3 fertilizers AN and AN solutions for mining industry Chemical End Markets Strong Market Positions Across Footprint Strong regional market positions serving the Corn Belt and South Central U.S. Multiple distribution channels Located on major rail transport routes (single haul rail and river access at Cherokee) Access to ammonia pipeline at EDC Average relationship of over 15 years with top 5 customers - includes several blue-chip customers Reduced commodity exposure through cost plus agreements (feedstock and production costs plus profit component) Demand stability provided by certain minimum quantity and/or take-or-pay arrangements Planned capital expenditures to reduce production costs, increase capacity and reliability
7 Advantaged and Improving Raw Material Cost Position 2012 Chemical Net Sales (As Reported): $478 million Contracts Provide Cost Advantage Ammonia Production Offers Attractive Economics Strategic focus on management of input cost volatility through pricing agreements 52% of 2012 Chemical net sales were under cost plus contracts Capitalizing on favorable pricing environment for natural gas Cherokee and Pryor facilities use natural gas as feedstock Constructing an ammonia plant at EDC to facilitate the use of natural gas Baytown facility has 100% pass through of all costs Meaningful cost savings as EDC moves from ammonia purchaser to producer Recent purchase of working interest in natural gas properties provides a hedge Hedges against potential rising prices on ~20% of current requirements

Attractive Industry Fundamentals: Chemicals

- **Industry dynamics support high margins for U.S. nitrogen fertilizer producers**
  - Favorable demand environment
  - Tight stock-to-use ratios for corn and wheat and high expected crop returns
  - U.S. is the largest exporter of coarse grains
  - Low natural gas prices
- **Robust outlook**
- **Steady outlook for industrial chemicals**

- **U.S. is a Low Cost Producer of Nitrogen**
- Shale gas in the U.S. has positioned domestic producers with a low cost advantage
- Imports supply ~50% of U.S. nitrogen consumption
  - It would require ~12 – 14 new nitrogen facilities to displace all U.S. imports

Commodity Prices: Feedstocks and End Products


$ / ton
$700
$600
$500
$400
$300
$200
$100
$0
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$ / mmBTU
Jan-09
Feb-10
Apr-11
Jun-12
Jul-13
Natural Gas (Tennessee 500)
Ammonia (Tampa)
UAN (Green Markets)
HDAN (Green Markets)

Source: Green Markets

Delivered Ammonia Cost Forecast ($/ton)


Current Ammonia (Tampa) $476/ ton
Price Differential to US Midwest
US Midwest Producer $160 --
US Gulf Producer $220 $60
Middle East $260 $100
Trinidad $325 $165
Russia - Yuzhnyy $345 $185
Ukraine Port Plant $625 $465
$0
$200
$400
$600
$800
Cash Costs
Freight to US
Freight & Handling to US Midwest

Source: Blue Johnson, Fertecon, Green Markets

8
Demonstrated Market Leadership in Core Climate Control Products 9 Strategic focus on product specialization, customized products and improved technologies Leading Market Share in Key Products Leading market share in core HVAC products Estimated 40% share in water source and geothermal heat pumps Estimated 30% share in hydronic fan coils Anticipated robust growth of air handler and chiller businesses Industry leader in geothermal HVAC technology Technological innovations Extensive product lines Differentiated business model Broad and deep product set Ability to customize Well developed distribution network is difficult to replicate Climate Control Products Heat pumps Hydronic fan coils Modular water-cooled chillers Large custom air handlers Modular air-cooled chillers
10 Attractive Industry Fundamentals: Climate Control Construction markets are poised for a recovery to pre-recession levels Climate Control's product sales should outgrow broader markets Driven by high energy efficiency characteristics Green building market expected to grow ~25%+ CAGR from '12 - '16E Significant Upside as Industry Drivers Return to Levels At / Near Historical Norms (CHART) Climate Control 2012 End Market Mix Total Commercial, Institutional and Multi-Family: 82% (MM Square Feet) (Starts in 000's) Source: U.S. Census Bureau, McGraw-Hill Construction Market Forecasting Service, Q2 2013 New Commercial / Institutional / Multi-Family Single Family Residential New Construction Source: 2013 Dodge Construction Green Outlook
Strong Free Cash Flow and Conservative Debt Profile 11 Proven Ability to Generate Free Cash Flow Strong Free Cash Flow1 Conversion Conservative Management of Debt History of consistent free cash flow generation, which has been used to invest in operations Efficient operating model has allowed LSB to achieve ~70% average cash flow conversion since 2009 Defined as Free Cash Flow / Consolidated EBITDA Focus on near-term capital investment to fund operational initiatives to enhance efficiency / capacity Conservative leverage profile: 0.5x Based on LTM Consolidated Adjusted EBITDA Over $110 million2 in liquidity (Revolver availability + cash on hand) Public market cap of $717 million as of 7/17/13 Debt to total cap of 12.8% as of 7/17/13 Well-Capitalized with a Strong Balance Sheet 2Assumes $50 million of availability under the ABL Revolver
Experienced and Invested Management Team Management Overview Experienced Management Team with over 30 years of average experience with the Company CEO Jack Golsen founded LSB Industries in 1969 and is a major shareholder Management has deep knowledge of the Company's operations and proven track record of executing on initiatives and driving growth and profitability 12 Management Team maintains an approximate 18% ownership stake in the Company Underscores Management's dedication to LSB and serves to align interests with the Company's investors
13 Business Segments Overview
Chemical Markets and Products Agriculture (46% of 2012 Chemical Net Sales) Nitric Acid Commercial Blends Semi-conductor industry, manufacture of nylon and polyurethane intermediates, ammonium nitrate production Anhydrous Ammonia Air emission abatement in power plants, water treatment, refrigerants, metals processing and a variety of industrial uses Sulfuric Acid Pulp and paper manufacturing, alum, water treatment, metals processing, vanadium processing, other industrial uses Diesel Exhaust Fluid Exhaust stream additive to reduce NOX emissions from diesel vehicles Industrial Acids and Ammonia (34% of 2012 Chemical Net Sales) Urea Ammonium Nitrate (UAN) Fertilizer for corn and other crops with high nitrogen demand Ammonium Nitrate (AN) Primary nitrogen component in NPK fertilizer blends Fertilizer Blends Special application for agri-business products Anhydrous Ammonia High nitrogen content fertilizer primarily used for corn Ammonium Nitrate Solutions Specialty emulsions for mining applications, other misc. uses Low Density Ammonium Nitrate Prills (solids) Surface mining, quarries, construction Mining (20% of 2012 Chemical Net Sales) Market Select Products Uses 14
Key Relationships with Blue-Chip Customer Base 15 Major customers consist of large industrial producers, agricultural distributors, farmers and ranchers Top 5 chemical customers accounted for 48% of Chemical Business net sales in 2012 and have been customers for over 15 years on average Majority of chemical products sold under cost plus, take-or-pay or other pricing arrangements Industrial and Mining (54% of 2012 Chemical Business net sales) - primarily sold under contracts, allowing LSB to capture a base profit margin regardless of volume Agricultural (46% of 2012 Chemical Business net sales) - primarily sold at spot prices Key Customers Top 5 Customers (12/31/12) Nelson Brothers, Inc.
Chemical Facilities 16 Baytown El Dorado Chemical (EDC) Cherokee Nitrogen Co. Pryor Chemical Co.
Typical Facility Process Flow (Pryor) 17 Pryor facility process flow is typical of plants with natural gas feedstock Products are marketable at every intermediate and final stage of production

Recent Events

EDC (Arkansas)

Recent Events

- Operated since inception (1980's) with consistent operating history
- May '12 – Current: capacity reduced due to event which destroyed one nitric acid plant

Current Status

- All plants operable except destroyed nitric acid plant
  - At 80% nitric acid capacity / 100% sulfuric acid capacity
- Weatherly 65% nitric acid plant and concentrator (2015 completion)
- Ammonia plant (2015 completion)

Financial Impact



($ in millions)
LTM Impact: $23 million
$15.0
$12.0
$9.0
$6.0
$3.0
$0.0
$7
$9
$4
$3
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13

Cherokee (Alabama)

Recent Events

- Operated since acquisition (1990's) with consistent operating history
- Nov. '12 – early May '13: no ammonia or UAN production due to pipe rupture

Current Status

- Repairs completed in May '13
- Facility now running at 100% of pre-incident capacity

Financial Impact



($ in millions)
LTM Impact: $38 million
$30.0
$24.0
$18.0
$12.0
$6.0
$0.0
$13
$26
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13

Pryor (Oklahoma)

Recent Events

- Facility started up in Q4 2010 after being shuttered for 10+ years
- Feb. – Jul. '12: no UAN production due to damaged urea reactor
- Nov. '12 – Apr. '13: no ammonia production due to major process improvement and maintenance

Current Status

- Upgrades and repairs completed in Apr. '13
- Debottlenecking successful
- Facility now running at near design rates (1st time in history)
- New digital controls provide early detection – reduce future downtime

Financial Impact



($ in millions)
LTM Impact: $63 million
$30.0
$24.0
$18.0
$12.0
$6.0
$0.0
$13
$11
$14
$12
$26
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13

18
Facility Reliability Improvement Facility focused safety and reliability programs and personnel Annual third party Process Safety Management ("PSM") program audits Computerized Maintenance Management ("CMMS") systems at three facilities Critical spares for selected pieces of equipment 19 Key Components of Existing Program Appointment of a Corporate Risk Manager dedicated to safety & reliability Engaging specialized outside experts and consultants in developing: A corporate driven risk strategy for all facilities to use to reduce risk and better mitigate potential consequences Corporate PMI programs to ensure more intensive and consistent evaluation of both new and existing equipment and spare parts Expanded automation systems for control and safety Expanded critical spare parts inventory Hiring additional corporate and on-site facility engineering and operational personnel Key Components of Improved Program
LTM Q1 2013 Consolidated Adjusted EBITDA Bridge 20 LTM Q1 2013 Consolidated Adjusted EBITDA Bridge *Includes extra expenses of $0.6 MM
Climate Control Market and Products Geothermal & Water Source Heat Pumps (61% of 2012 Climate Net Sales) Hydronic Fan Coils Heating and cooling for commercial/institutional markets as well as single family residential new construction renovation and replacements Hydronic Fan Coils (21% of 2012 Climate Net Sales) Water Source Heat Pumps Heating and cooling for commercial/institutional markets as well as single family residential new construction renovation and replacements Geothermal Heat Pumps Heating and cooling for commercial/institutional markets as well as single family residential new construction renovation and replacements Large Custom Air Handlers Commercial, institutional and industrial uses Modular Chillers Commercial, institutional and industrial uses Other HVAC Products (18% of 2012 Climate Net Sales) Market Products Uses 21
Significant Installed Base of Climate Control Products Millennium Towers, NYC Bellagio, Las Vegas Statue of Liberty MGM Grand, Las Vegas Trump Tower, NYC World Financial Center, NYC Chicago Hilton and Towers Wynn Resort, Las Vegas Disney's Grand Floridian, Orlando Atlantis, Bahamas Rowes Wharf, Boston Alta Condos, Washington DC Peninsula, Hong Kong Ritz Carlton, Pasadena, CA Rockefeller Center, NYC 22 Thousands of premier installations and over 4 million units
23 Climate Control business sells its products to mechanical contractors, original equipment manufacturers ("OEMs") and distributors Serves entire construction food chain: owners, architects, mechanical engineers, general contractors and mechanical contractors OEM's purchase from LSB and resell under their own brand name (21% of Climate Control sales) The Company's top OEM customer accounted for 18% of 2012 Climate Control sales LSB has historically enjoyed a healthy backlog of orders, with backlog of over $57.3 million as of 3/31/13 - a 21% increase over Q1 2012 backlog levels Continued strength through May with $19.4 million in new orders and backlog of $52.6 million Key Customers and Distribution Networks Key Distribution Channels Key Customers Top 5 Customers (12/31/12) Commercial ~233 commercial representative firms with 352 locations ~1,900+ sales engineers Residential (geothermal) ~700 residential distributor locations ~4,600 residential contractor-dealers OEM Distribution Channels
24 Financial Overview
Chemical Historical Financial Performance 25 Net Sales Chemical Business net sales supported by increases in selling prices of ammonia, UAN and other nitrogen-based products driven by robust demand Chemical Business net sales decrease in 2012 into the LTM period was result of unplanned downtime at 3 facilities Chemical Business EBITDA Chemical Business EBITDA has risen steadily on an adjusted basis due to higher sales prices and lower costs CAGR of 31.0% since 2007 2008-2010 Chemical Business EBITDA impacted by Pryor facility start-up costs and limited production
Climate Control Historical Financial Performance 26 Net Sales Climate Control Business net sales, although lower than pre-recession levels, have remained steady through the construction downturn Product concentration in commercial/ institutional construction has mitigated impact of single family construction downturn Climate Control Business EBITDA Climate Control Business EBITDA has been healthy in spite of slow construction markets Mix shift to lower margin products reduced profitability from 2010 - 2012 Slight increase in SG&A as a percentage of sales in 2012
Consolidated Historical Financial Performance 27 Net Sales Consolidated EBITDA Gross Profit Capital Expenditures
Second Quarter Performance Update On July 10, 2013, LSB provided an update on operations during the second quarter of 2013 along with selected expected operating results for the period The Company expects Q2 2013 operating income in a range of $9.0 million - $12.0 million Operating income for Q2 2012 was $42.3 million Operating performance during the quarter was impacted by the previously disclosed downtime at the Pryor and Cherokee facilities during April 2013, as well as the reduced production capacity at the El Dorado facility LSB also experienced further downtime at the ammonia plant at its Pryor facility during May and June to address certain mechanical issues which led to 30 days of cumulative unplanned downtime The Pryor facility has since resumed production and is now running at near design rates As a result of the these incidents, along with related high maintenance and repair costs, management estimates the cumulative negative effect to Q2 2013 operating income to be approximately $22 - $24 million The negative effect consists of lost absorption and gross margins, based on current market conditions and including business interruption insurance recoveries of recognized of approximately $3.4 million This compares to an approximately $18 million cumulative negative on operating income experienced in Q2 2012 as a result of downtime experienced at the Pryor and El Dorado facilities 28 Preliminary Q2 Operating Results

Capital Investment Will Enhance Performance

- **Currently pursuing select capital investments with a focus on reducing cost, enhancing reliability and increasing capacity / efficiency**
  - New converter and other investments at Pryor allowing production at near-design rates - complete
  - New nitric acid plant at EDC increases capacity and facility reliability – targeting 2015 completion
  - Ammonia plant at EDC moves it from ammonia to natural gas feedstock – targeting 2015 completion
- **Bulk of ammonia capacity will offset existing consumption (~$370 / ton* savings as a producer)**
- **Compelling business case: Estimated 5-year payback on planned ammonia plant investment at EDC**

Historical and Select Planned Capital Expenditures



($ in Millions)
$300.0
$225.0
$150.0
$75.0
$0.0
Estimated ~$375 million investment at EDC
Increased spend due to improvement and replacement costs at chemical facilities
$14.3
$32.1
$28.9
$34.5
$44.2
$92.6
$104.0
$271.0
2007
2008
2009
2010
2011
2012
2013
2014
Chemical
Climate Control
Other
Nitric Acid Plant
Possible Ammonia Plant

*Based on 3-year average industry differential from 2010 – 2012

Note: 2013 and 2014+ do not represent all planned capital expenditures

29

30 Appendix
Consolidated EBITDA Reconciliation 31 Consolidated EBITDA and Adjusted EBITDA Reconciliation Consolidated EBITDA Build-up
Business Level EBITDA Reconciliation 32 Business Level EBITDA and Adjusted EBITDA Reconciliation
Free Cash Flow Reconciliation 33 Free Cash Flow Reconciliation Capital Expenditures
Overview of Recent Indebtedness On July 3, 2013 ThermaClime, a wholly owned subsidiary of LSB, entered into the eighth amendment to its existing senior secured revolving credit facility (the "ABL Revolver") Committed amount of the ABL Revolver will increase from $50 million to $100 million (subject to the amount of eligible collateral) Maturity extended from April 13, 2017 to April 13, 2018 Inventory sub-line will increase from $35 million to $60 million Up to $15 million permitted in Letters of Credit Minimum Fixed Charge Coverage Ratio of 1.10 to 1.00 if excess availability is less than $12.5 million Modifications to negative covenants including indebtedness, liens and restricted payments As of March 31, 2013, availability under the amended ABL Revolver would have been approximately $75.7 million 34 ABL Revolver Amendment Overview Other Indebtedness On July 3, 2013 Chemical Properties L.L.C., a subsidiary within our Chemical Business entered into a loan (the "Secured Equipment Note") with a lender in the principal amount of $5.0 million and bearing interest at the rate of 4.5% per annum. The loan is payable in monthly installments of approximately $52,000 with a payment at maturity of approximately $2.8 million
Insurance Coverage and Recovery Proceeds 35 LSB filed certain claims under its business interruption ("BI") and property damage ("PD") insurance related to the recent events at EDC and Cherokee Company is not pursuing insurance coverage for downtime events at Pryor which related to process upgrade and maintenance The Company expects to receive significant insurance proceeds in 2H 2013 $65MM in recoveries advanced to date Management believes the estimates are conservative Insurance carriers are investigating under a reservation of rights LSB is not dependent on insurance recovery to fund planned investment, however the cash proceeds do provide a potential offset to planned capital expenditures Potential to Recognize Significant Insurance Recovery
Chemical Key Product Sales Agricultural Agricultural Agricultural 36 (CHART) $'s in Millions Tons Sold UAN and Ammonia tons sold decreased in Q1 2013 vs. Q1 2012 as a result of downtime at Cherokee and Pryor. AN sales decreased in Q1 2013 vs. Q1 2012 due to varied seasonality. The 2012 spring planting season began unusually early, whereas the 2013 season began late.
Additional Disclosures We have identified several strategic initiatives which we believe will drive increased sales growth and profitability. We also intend to further develop relationships with large industrial customers in our Chemical business, which we believe will create opportunities to drive increased product demand, particularly given the contracted nature of that segment of our business. The Pryor facility experienced limited downtime in July 2013 for equipment repairs and maintenance. During the later part of the second quarter of 2013 we negotiated an oral global agreement in principle with the EPA/DOJ to settle certain issues relating to the Clean Air Act. Settlement of this matter is subject to the parties entering into definitive settlement agreements and consent decrees and such being finalized after the notice and comment period. The proposed oral agreement in principle provides, among other things, the following: all of our Chemical Business' nitric acid plants are to achieve certain emission rates within a certain time period for each plant. In order to achieve these emission rates, six of our Chemical Business' eight nitric acid plants will require additional pollution control technology equipment to achieve the emission rates agreed upon. We have already completed necessary modifications at two of our Chemical Business' existing nitric acid plants. The cost of the necessary pollution control equipment is estimated to range from $2.0 million to $3.0 million for each of the remaining six nitric acid plants; our Chemical Business will provide a reforestation mitigation project that is unrelated to our emissions or activities and will not be located at one of our plant sites, which we estimate will cost approximately $150,000; and a civil penalty to be paid by our Chemical Business in the amount of $725,000. By letter dated April 19, 2013, the Oklahoma Department of Environmental Quality ("ODEQ") identified 14 issues of alleged non-compliance and concern from the evaluation relating to federal and state air quality regulations. On July 2, 2013, a settlement was reached to resolve the allegations of the April 19, 2013 letter. Three of the violations were already resolved through the global settlement with the EPA/DOJ discussed above, and ODEQ agreed to resolve the remaining 11 violations for $100,000 (which amount is included in the $725,000 civil penalty discussed above), with the settlement being addressed as an addition to the global settlement discussed above. 37
Additional Disclosures (continued) We renewed one of our union agreements in July 2013 for a term of five years, and we expect to negotiate renewals in connection with two additional agreements which expire in October 2013 and November 2013. Each of the named executive officers received a bonus in 2013 based on results for 2012 performance in the amount of $150,000, except such bonus for David M. Shear was $140,000 and for Steven J. Golsen was $112,000. During April 2013, an explosion and fire occurred at the West Fertilizer Co. ("West Fertilizer"), located in West, Texas, causing death, bodily injury and substantial property damage. West Fertilizer is not owned or controlled by the Company, but West Fertilizer had been a customer of EDC, purchasing ammonium nitrate from EDC from time to time. The Company and EDC have received letters from counsel purporting to represent subrogated insurance carriers, personal injury claimants and persons who suffered property damages informing them that their clients are conducting investigations into the cause of the explosion and fire to determine, among other things, whether ammonium nitrate manufactured by EDC and supplied to West Fertilizer was stored at West Fertilizer at the time of the explosion and, if so, whether such ammonium nitrate may have been one of the contributing factors of the explosion. Other manufacturers of ammonium nitrate also supplied ammonium nitrate to West Fertilizer. The lawsuits that have been filed as of the date hereof name West Fertilizer and another supplier of ammonium nitrate as defendants, but neither EDC nor LSB have been named in any of these suits. At this time, EDC does not believe that its product was in storage at West Fertilizer at the time of the explosion. Furthermore, EDC does not believe that its product would have been a contributing factor in the explosion even if it had been stored at West Fertilizer at the time of the explosion. EDC has retained a firm specializing in cause and origin investigations, with particular experience with fertilizer facilities, to assist it in its own investigation. The Company and EDC have placed its liability insurance carrier on notice of this matter, which policies have aggregate limits of general liability totaling approximately $100 million, with a self-insured retention of $250,000. 38
LSB Industries, Inc.